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Exhibit 23(b)

                        Independent Auditors' Consent


The Board of Directors
AMBI Inc.:


     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                       /s/ KPMG PEAT MARWICK LLP



New York, New York
June 23, 1997

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